FINANCE INCOME (EXPENSES), NET (Tables)	12 Months Ended
Dec. 31, 2022
Other Income and Expenses [Abstract]
Schedule of Finance Income (Expense), Net
	For the year ended December 31,
	2 0 2 2	2 0 2 1	2 0 2 0

Interest income on short-term deposits and other	1,047	101	69
Bank fees and interest expenses	(12)	(13)	(12)
Changes in provision for royalties	37	22	28
Exchange rate differences	(25)	(43)	(6)
Changes in fair value of derivatives	(121)	52	7
Total financing income, net	926	119	86